                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the inclusion in this Registration Statement on Form SB-2 of our report dated July 20, 2000 of PowerChannel Holdings, Inc. and Subsidiary for the year ended December 31, 1999 and to the reference to our firm under the caption "Experts" in the prospectus.


YOHALEM GILLMAN & COMPANY LLP


New York, New York
August 11, 2000